UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

PEDIATRIC SERVICES OF AMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23946	58-1873345
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

310 Technology Parkway, Norcross, Georgia	30092-2929
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 441-1580

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2006, Pediatric Services of America, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended June 30, 2006, and the Company held its Q3 Earnings Conference Call (the “Earnings Conference Call”) which was open to the public. The transcript of the Earnings Conference Call is attached hereto as Exhibit 99.1. Pursuant to General Instruction B.2 of Form 8-K, this Report on Form 8-K, is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Transcript of Earnings Conference Call held August 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIC SERVICES OF AMERICA, INC.
(Registrant)

Date: August 14, 2006	By:	/s/ James M. McNeill
James M. McNeill Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Earnings Conference Call held August 9, 2006.